EXHIBIT 24     Corning Incorporated - Power of Attorney

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2012, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 2013.

/s/ John Seely Brown
John Seely Brown

  Corning Incorporated - Power of Attorney

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2012, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 2013.

/s/ Stephanie A. Burns
Stephanie A. Burns

  Corning Incorporated - Power of Attorney

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2012, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 2013.

/s/ John A. Canning, Jr.
John A. Canning, Jr.

  Corning Incorporated - Power of Attorney

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2012, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 2013.

/s/ Richard T. Clark
Richard T. Clark

  Corning Incorporated - Power of Attorney

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2012, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 2013.

/s/ Robert F. Cummings, Jr.
Robert F. Cummings, Jr.

  Corning Incorporated - Power of Attorney

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2012, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 2013.

/s/ Gordon Gund
Gordon Gund

  Corning Incorporated - Power of Attorney

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2012, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 2013.

/s/ James B. Flaws
James B. Flaws

  Corning Incorporated - Power of Attorney

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2012, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 2013.

/s/ Kurt M. Landgraf
Kurt M. Landgraf

  Corning Incorporated - Power of Attorney

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2012, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 2013.

/s/ Kevin J. Martin
Kevin J. Martin

  Corning Incorporated - Power of Attorney

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2012, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 2013.

/s/ Deborah D. Rieman
Deborah D. Rieman

  Corning Incorporated - Power of Attorney

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2012, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 2013.

/s/ H. Onno Ruding
H. Onno Ruding

  Corning Incorporated - Power of Attorney

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2012, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 2013.

/s/ Hansel E. Tookes II
Hansel E. Tookes II

  Corning Incorporated - Power of Attorney

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2012, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of February, 2013.

/s/ Wendell P. Weeks
Wendell P. Weeks

  Corning Incorporated - Power of Attorney

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2012, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 2013.

/s/ Mark S. Wrighton
Mark S. Wrighton